                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection  with the Annual Report on Form 10-K of UTG, Inc. (the  "Company")
for the  period  ended  December  31,  2004,  as filed with the  Securities  and
Exchange  Commission  on the date hereof (the  "Report") I,  Theodore C. Miller,
Senior Vice President,  Corporate  Secretary and Chief Financial  Officer of the
Company,  certify  pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company

                                     By:   /s/ Theodore C. Miller
                                           Theodore C. Miller
                                           Senior Vice President, Corporate
                                           Secretary and Chief Financial Officer

Date: March 14, 2006